                                                                    EXHIBIT 10.6


                                PLEDGE AGREEMENT


         This Pledge Agreement ("Agreement") is made and entered into as of June 26, 2003, by and between Boundless Motor Sports Racing, Inc., a Nevada corporation ("Secured Party"), and Ted Johnson ("Pledgor").

                                       I.
                       COLLATERAL AND SECURED INDEBTEDNESS

         1.1 Grant of Security Interest. Pledgor is the sole shareholder of World of Outlaws, Inc., a Texas corporation (the "Company"). Pledgor hereby assigns and pledges to Secured Party, and hereby grants to Secured Party a security interest in, 10,000 shares (the "Shares") of the common stock, no par value per share, of the Company owned by Pledgor, as evidenced by a certificate delivered to Secured Party simultaneously with the execution of this Agreement; and all distributions, fees, dividends, preferences, payments and other benefits which Pledgor is now and may hereafter be entitled to receive with respect to such shares; and all proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Shares (collectively, the "Collateral"). In the event that Pledgor receives any additional shares of capital stock of Secured Party by way of a stock split or stock dividend, the Pledgor shall promptly deliver to the Secured Party certificates evidencing such shares along with appropriate stock powers duly endorsed in blank.

         1.2 Secured Obligations. This Agreement and the security interest herein created shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (hereinafter collectively called the "Secured Obligations"):

               (a) All principal, interest, fees and other amounts payable to the Secured Party pursuant to the terms and provisions of that certain Promissory Note, of even date herewith, issued by the Company to Secured Party in the original principal amount of $600,000 (the "Note"), including all extensions, renewals, modifications, increases or substitutions thereof; and

               (b) All interest, charges, expenses, attorney's and other legal fees and any other sums incurred by Secured Party in connection with the enforcement of Secured Party's rights and remedies hereunder.

                                      II.
               REPRESENTATIONS AND WARRANTIES; FURTHER ASSURANCES

         2.1 Representations and Warranties. Pledgor hereby represents and warrants to Secured Party as follows:

               (a) Pledgor has good and marketable title to the Collateral free and clear of any lien, security interest, shareholders agreement, calls, charge or encumbrance, except for the security interest created by this Agreement in favor of the Secured Party. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

               (b) Pledgor is the sole shareholder of the Company, and the Shares constitute all of the issued and outstanding shares of capital stock of the Company. Pledgor, as the sole shareholder of the Company, expects to derive substantial benefit as a result of the making of the loan by Secured Party to the Company, and has guaranteed the payment of such loan to the extent of the Collateral.

               (c) Pledgor has the lawful right, power and authority to grant a security interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Secured Obligations.

                                      III.
                              DEFAULT AND REMEDIES

         3.1 Events of Default. An Event of Default (herein so called) shall exist upon the failure of Pledgor to make when due any scheduled payment under the Note or any other Secured Obligations.

         3.2 Remedies of Secured Party. Upon the occurrence of an Event of
Default:

               (a) Secured Party may, without notice or demand, accelerate the maturity of the Note and declare the entire unpaid principal balance and accrued interest at once due and payable.

               (b) Secured Party may, at Secured Party's option and at the expense of Pledgor, either in Secured Party's own right or in the name of Pledgor and in the same manner and to the same extent that Pledgor might reasonably so act if this Agreement had not been made,

                  (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Pledgor arising from the Collateral, or any part thereof, including, but not limited to, compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral;

                  (ii) sue or otherwise collect and receive money attributable to the Collateral; and

                  (iii) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the security interest herein granted.

               (c) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and shall have the immediate right to receivership pending foreclosure, and may upon such reasonable notification prior thereto as may be required by applicable law (Pledgor hereby agreeing that 10 days notice is commercially reasonable), sell, assign, transfer or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as the irrevocably appointed attorney-in-fact of Pledgor effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, or transfer shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Pledgor and all persons and corporations lawfully claiming by or through or under Pledgor.

               (d) Any such foreclosure sale may be adjourned from time to time provided that at least ten days notice of the continuation of such sale is given to Pledgor. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Secured Obligations as of the date of such sale.

         3.3 Application of Proceeds. Except as otherwise required by applicable law, Secured Party may apply the proceeds of any foreclosure sale hereunder as follows:

               (a) first, to the payment of all costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;

               (b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the security interest hereof and which Secured Party shall deem expedient to pay in order to protect its interest in the Collateral;

               (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof;

               (d) then, to or among the amounts of fees, interest and principal then outstanding and unpaid in respect of the Secured Obligations, in such priority as Secured Party may determine in its discretion; and

               (e) the remainder of such proceeds, if any, shall be paid to the record owner of the Collateral.

         3.4 Enforcement of Secured Obligation. Nothing in this Agreement or in any other agreement shall affect or impair the unconditional and absolute right of the Secured Party to enforce the Secured Obligations as and when the same shall become due in accordance with the terms of the Note or other documents evidencing the Secured Obligations.

                                      IV.
                             RIGHTS OF SECURED PARTY

         4.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of Pledgor, in respect to any of the Collateral or agreements pertaining thereto.

         4.2 Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Secured Party as attorney-in-fact of Pledgor, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; and (b) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         4.3 Performance by Secured Party. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 4.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Pledgor contained herein, and any such performance by Secured party shall be wholly discretionary with Secured Party.

         4.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         4.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities or duties of Pledgor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of Pledgor in respect of any of the Collateral, including, but not limited to, appearing in or defending any action, expending any money or incurring any expense in connection therewith.

         4.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Pledgor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's security interest under this Agreement.

         4.7 Right of Secured Party to Prevent or Remedy Default. If Pledgor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Pledgor in respect of the Collateral, Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Pledgor or otherwise to protect the security interest of Secured Party under this Agreement, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Pledgor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Pledgor as Secured Party in its sole discretion deems necessary for any such purpose.

         4.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which Secured Party or the holder of any of the Secured Obligations may become involved by reason of or arising out of the Note or other Secured Obligations or the Collateral shall be a part of the Secured Obligations and shall bear interest until paid at the rate chargeable on the Note but not to exceed the maximum rate of interest permitted by applicable law, from the date of such payment until repaid by Pledgor.

         4.9 No Waiver. In case Secured Party shall have proceeded to enforce any right or remedy hereunder and such proceedings shall have been discontinued or abandoned for any reason, then in every such case, Pledgor and Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Secured Party shall continue as if no such proceeding had been taken. No failure or delay on the part of Secured Party in exercising any right, remedy or power under this Agreement or in giving or insisting upon strict performance by Pledgor hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. Secured Party, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Pledgor of any and all of the terms and provisions of this Agreement to be performed by the Pledgor. The collection and application of proceeds, the entering and taking possession of the Collateral, and the exercise of the rights of Secured Party contained in this Agreement, shall not cure or waive any default, or affect any notice of default, or invalidate any acts done pursuant to such notice. No waiver by Secured Party of any breach or default of or by any party hereunder shall be deemed to alter or affect Secured Party's rights hereunder with respect to any prior or subsequent default.

         4.10 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         4.11 Right of Secured Party to Extend Time of Payment, Substitute, Release Security, Etc. Without affecting the liability of any person, including Pledgor, for the payment of any of the Secured Obligations or the lien of this Agreement on the Collateral, or the remainder thereof, for the full amount of any indebtedness unpaid, Secured Party may from time to time, without notice or without affecting or impairing any of Secured Party's rights under this
Agreement: (a) release any person liable for the payment of any of such indebtedness, (b) extend the time or otherwise alter the terms of payment of any of such indebtedness, (c) accept additional security therefor of any kind, including deeds of trust or mortgages, (d) alter, substitute or release any property securing the Secured Obligations, (e) resort for the payment of all or any portion of the Secured Obligations to its several securities therefor in such order and manner as it may deem fit, or (f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof.

         4.12 Dividends. Upon the occurrence of an Event of Default, Secured Party shall be entitled to any dividends, fees, receipts, payments or other disbursements, attributable in any way to the Collateral. Pledgor shall take all actions necessary to cause the payor of such disbursements to make such disbursements directly to Secured Party on account of Pledgor. Such amounts, when received by Pledgor, will be applied to the outstanding balance of the Note or the other Secured Obligations, as determined by Secured Party. At all times during the term of this Agreement, Secured Party will be entitled to all stock dividends and proceeds of the Collateral.

         4.13 Delivery of Certificates. Simultaneously with the execution of this Agreement, Pledgor shall deliver to Secured Party all certificates or other documentation evidencing the Collateral, along with such endorsements or stock powers as the Secured Party may request. In the event that Pledgor receives any certificates evidencing the Collateral, Pledgor shall within three days of receipt, deliver such certificates to Secured Party along with appropriate stock powers executed in blank.

                                       V.
                                 MISCELLANEOUS

         5.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Uniform Commercial Code in effect and applicable hereto.

         5.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed by registered or certified mail, return receipt requested (with all postage and charges prepaid), addressed as follows:

               To Secured Party:   At such address as provided to
                                   Pledgor in writing from time to time.

               Pledgor:            Ted Johnson
                                   15 Prestige Circle
                                   Allen, Texas  75002


or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 5.2. Any such notice, if personally delivered shall be deemed to have been given on the date so delivered or, if mailed, be deemed to have been given on the third day after such notice is placed in the United States mail in accordance with this Section 5.2.

         5.3 Definitions. The terms "advances," costs," and "expenses " shall include, but shall not be limited to, attorneys' fees whenever incurred. The terms "indebtedness" and "obligations" shall mean and include, but shall not be limited to, all claims, demands, obligations and liabilities whatsoever, however arising, whether owing by Pledgor individually or as a joint venturer, or jointly or in common with any other party, and whether absolute or contingent, and whether owing by Pledgor as principal debtor or as accommodation maker or as endorser, liquidated or unliquidated, and whenever contracted, accrued or payable. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa.

         5.4 Change, Amendment, Etc. No change, amendment, modification, cancellation or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         5.5 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement to any subsequent holder of the Note or other instrument evidencing the Secured Obligations.

         5.6 Parties in Interest. As and when used herein, the term "Pledgor" shall mean and include the Pledgor herein named and its successors and permitted assigns, and the term "Secured Party" shall mean and include the Secured Party herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of Pledgor, Secured Party and their respective successors and permitted assigns.

         5.7 Applicable Law. This Agreement shall be construed, interpreted and enforceable under and pursuant to the laws of the State of Delaware. If any provision of this Agreement is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Agreement shall remain unaffected.

         5.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, Pledgor and Secured Party have executed these presents on the day and year first above written.

                                  PLEDGOR:


                                  ---------------------------------------------
                                  Ted Johnson




                                  SECURED PARTY:

                                  BOUNDLESS MOTOR SPORTS RACING, INC.


                                  By:
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                                  Its:
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